EXHIBIT (a)(1)(B)

Letter of Transmittal
to Tender Ordinary Shares
of
Arel Communications and Software Ltd.
Pursuant to the Offer to Purchase
Dated May 21, 2004
by
Clayton L. Mathile

The Offer and Withdrawal Rights Will Expire at 5:00 p.m., New York Time, on Monday, June 21, 2004, Unless the Offer is Extended.

The Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier:	By Facsimile Transmission:	By Mail:
(718) 234-5001
American Stock Transfer & Trust	Confirm by Telephone:	American Stock Transfer & Trust
Company	(718) 921-8200	Company
59 Maiden Lane		59 Maiden Lane
New York, New York 10038		New York, New York 10038
Attn: Reorganization Department		Attn: Reorganization Department

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

Shareholders of Arel Communications and Software Ltd. must complete this Letter of Transmittal either if certificates evidencing shares are to be forwarded with this letter or, unless an agent’s message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as Depositary (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”).

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)	Certificate(s) Surrendered

Share Certificate No(s)., if available* ___________________ ___________________ ___________________ ___________________ ___________________	Number of Shares Represented by Certificate** ___________________ ___________________ ___________________ ___________________ ___________________

*	Need not be completed by shareholders delivering Ordinary Shares of Arel Communications and Software Ltd. (“Arel”) by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered. See Instruction 4.

               Shareholders of Arel must complete this Letter of Transmittal either if certificates evidencing shares are to be forwarded with this letter or, unless an agent’s message (as defined in Section 3 of the Offer to Purchase, as referred to below) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, as Depositary (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”). Delivery of documents to DTC or any other party does not constitute delivery to the Depositary.

                Shareholders whose certificates evidencing shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Initial Expiration Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Check here if shares are being delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company and complete the following:

Name of Tendering Institution:______________________________________________________

Account Number:________________________________________________________________

Transaction Code Number:_________________________________________________________

Check here if shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s)of Registered Holder(s):_____________________________________________________

Window Ticket No. (if any):________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:______________________________________

Name of Institution that Guaranteed Delivery:___________________________________________

If delivery is by book-entry transfer, give the following information:

Account Number:________________________________________________________________

Transaction Code Number:_________________________________________________________

IMPORTANT: This Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Initial Expiration Date or Final Expiration Date, as applicable. Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

                The undersigned hereby tenders to Clayton L. Mathile (the “Bidder”), the above-described Ordinary Shares, par value NIS 0.001 per share, of Arel (the “Shares”), pursuant to the Bidder’s offer to purchase 656,424 Shares, or such greater number of Shares that will represent 5% of the total voting rights of Arel outstanding as of the expiration of the offer, at $4.75 per Share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 21, 2004 (the “Offer to Purchase”) and this Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged. The undersigned understands that the Bidder reserves the right to transfer or assign, in whole or from time to time in part, to one or more of his affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

                Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Bidder all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after May 21, 2004 (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates evidencing the tendered Shares (and all Distributions), or transfer ownership of the tendered Shares (and all Distributions) on the account books maintained by The Depository Trust Company, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Bidder, (2) present the tendered Shares (and all Distributions) for transfer on the books of Arel, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Shares (and all Distributions), all in accordance with the terms of the Offer.

                By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Bidder as the attorney and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute will, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all tendered Shares which have been accepted for payment by the Bidder prior to the time of such vote or other action and all shares and other securities issued in Distributions in respect of the tendered Shares, which the undersigned is entitled to vote at any meeting of shareholders of Arel (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of the tendered Shares by the Bidder in accordance with other terms of the Offer. Acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to the tendered Shares (and all shares and other securities issued in Distributions in respect of the tendered Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for shares or Distributions to be deemed validly tendered, immediately upon the Bidder’s acceptance of the tendered Shares for payment, the Bidder must be able to exercise full voting and other rights with respect to the tendered Shares (and any and all Distributions), including, without limitation, voting at any meeting of Arel’s shareholders then scheduled.

                The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when the tendered Shares are accepted for payment by the Bidder, the Bidder will acquire good, marketable and unencumbered title to such Shares and Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of the tendered Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Bidder to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of the Bidder all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and until receipt of transfer or appropriate assurance of receipt and transfer, the Bidder will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares, or deduct from the purchase price, the amount or value of that Distribution as determined by the Bidder in its sole discretion.

                No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned in this Letter of Transmittal will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Bidder’s acceptance of the tendered Shares for payment will constitute a binding agreement between the undersigned and the Bidder upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

                 Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered” on the reverse of this Letter of Transmittal. In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at The Depository Trust Company. The undersigned recognizes that the Bidder has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Bidder does not accept for payment any Shares tendered hereby.

IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 2.

SIGN HERE
(and complete a Substitute Form W-9, or Form W-8BEN, Certificate of Foreign Status, as applicable. See “IMPORTANT TAX INFORMATION”.)

X	Dated:	, 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):___________________________________________________________________________________
Please Print

Capacity (full title): ____________________________________________________________________________

Address: ___________________________________________________________________________________

__________________________________________________________________________________________
Please Include Zip Code

Daytime Area Code and Telephone No:__________________________________________________________

Taxpayer Identification or Social Security No.:___________________________________________________________________________
(See Substitute Form W-9 below)

Guarantee of Signature(s)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Financial Institutions: Place Medallion Guarantee in Space Below

FOR USE BY DEPOSITARY/BIDDER ONLY

By power-of-attorney from Bidder, the Depositary hereby sets its corporate seal to indicate acceptance of the tendered Shares by Bidder: ___________________

If you do not wish to have the check for the purchase price of the Shares and the certificate evidencing Shares not tendered or not purchased issued in the name of the record holder(s) of Arel’s Ordinary Shares, please complete the “Special Payment Instructions” below. If the check for the purchase price of the tendered Shares and the certificate evidencing Shares not tendered or not purchased are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal, the certificate(s) must be endorsed and signatures guaranteed.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)
   Fill in ONLY if check for the purchase price of the shares and the certificate evidencing shares not tendered or not purchased are to be issued in the name of someone other than the registered holder(s). Please Print.

  Name:___________________________________________________________________________________________
                             (First, Middle & Last Name)

  Address:_________________________________________________________________________________________
                                  (Number and Street)

  ________________________________________________________________________________________________
                                   (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):_________________

        If you wish to have the check delivered to someone other than the record holder(s) or to an address other than the address specified in “Description of Shares Tendered” please complete the “Special Delivery Instructions” below and the check will be mailed to the address(es) indicated.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)
   Fill in ONLY if check for the purchase price of shares purchased and certificates evidencing shares not tendered or not purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above. Please Print.

   Deliver check(s) to:

   Name:___________________________________________________________________________________________
                                (First, Middle & Last Name)

  Address:_________________________________________________________________________________________
                                     (Number and Street)

 ________________________________________________________________________________________________
                                   (City, State and Zip)

Tax Identification or Social Security Number (See Substitute Form W-9 below):_________________

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

PAYER’S NAME: American Stock Trust & Transfer Company, as Depositary

SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number: ___________

Part 2 - Check one of the boxes below. I am (we are) NOT subject to backup withholding under the Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.

☐ Correct ☐ Not Correct

Payer's Request for Taxpayer Identification Number	CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE
INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

 SIGNATURE:________________________________________________

 DATE:____________________________
Part 3 Awaiting Taxpayer Identification Number ☐

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 28% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

______________________________ Signature	______________________________ Date

For assistance in completing this form, call the Depositary at (718) 921-8200 and also see Instruction 9 and the section entitled “Important Tax Information.”

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO ORDINARY SHARES, NIS 0.001 PAR VALUE PER SHARE, OF AREL SURRENDERED. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

            1.        Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of shares (which term, for purposes of this document, will include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse of this Letter of Transmittal or (b) the shares are tendered for the account of an Eligible Institution. See Instruction 5.

            2.        Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if certificates are to be forwarded with it or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered shares, or a confirmation of a book-entry transfer into the Depositary’s account at The Depository Trust Company of all shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of it) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Initial Expiration Date or Final Expiration Date (as defined in Section 1 of the Offer to Purchase), as applicable. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

                Shareholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Initial Expiration Date or Final Expiration Date, as applicable, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. That procedure involves: (a) a tender that is by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Bidder, must be received by the Depositary prior to the Initial Expiration Date or Final Expiration Date, as applicable; and (c) the certificates evidencing all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at The Depository Trust Company of all shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a manually signed facsimile of a Letter of Transmittal), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in Section 3 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

                The method of delivery of this Letter of Transmittal, certificates and all other required documents, including delivery through The Depository Trust Company, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

                No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile of it), all tendering shareholders waive any right to receive any notice of the acceptance of their shares for payment.

                If any share certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the share certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed share certificates have been followed.

IMPORTANT: IF YOU SUBMIT A LETTER OF TRANSMITTAL, BY WHICH YOU TENDER YOUR SHARES, AND THEREAFTER YOU DELIVER TO ME A NOTICE OF OBJECTION WITH RESPECT TO THOSE SHARES, I WILL DISREGARD YOUR LETTER OF TRANSMITTAL. SIMILARLY, IF YOU SUBMIT TO ME A NOTICE OF OBJECTION WITH RESPECT TO YOUR SHARES AND THEREAFTER YOU DELIVER TO ME A LETTER OF TRANSMITTAL BY WHICH YOU TENDER THOSE SHARES, I WILL DISREGARD YOUR NOTICE OF OBJECTION. IF YOU SUBMIT A LETTER OF TRANSMITTAL AND A NOTICE OF OBJECTION CONCURRENTLY WITH RESPECT TO THE SAME SHARES, THE NOTICE OF OBJECTION WILL BE DISREGARDED.

            3.        Inadequate Space. If the space provided on the reverse of this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

            4.        Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificate(s) evidencing the remainder of shares that were evidenced by the certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse of this Letter of Transmittal, as soon as practicable after the Initial Expiration Date or Final Expiration Date, as applicable, or the termination of the offer. All shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

            5.        Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing the tendered shares without alteration, enlargement or any other change whatsoever.

                If any tendered shares are held of record by two or more persons, all of those named persons must sign this Letter of Transmittal. If any tendered shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

                If this Letter of Transmittal is signed by the registered holder(s) of tendered shares, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares tendered, the tendered certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

                If this Letter of Transmittal is signed by a person other than the registered holder(s) of tendered shares, the certificate(s) evidencing tendered shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

                If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Bidder of that person’s authority so to act must be submitted.

            6.        Share Transfer Taxes. Except as otherwise provided in this Instruction 6, the Bidder will pay all share transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the purchase price of any shares purchased is to be made to, or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to that other person will be deducted from the purchase price of the tendered shares purchased, unless evidence satisfactory to the Bidder of the payment of the taxes, or that the transfer is not subject to tax, is submitted.

                Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing tendered shares.

            7.        Special Payment and Delivery Instructions. If a check for the purchase price of any tendered shares is to be issued in the name of, and/or certificate(s) evidencing shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

            8.        Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

            9.        Substitute Form W-9. Each holder surrendering certificates for payment is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information,” and to indicate whether the holder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to a 28% federal income tax withholding on the purchase price. The box in Part 3 of the form may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request.

            10.        Additional Offer Period. Promptly following the end of the Initial Offer Period (as defined in the Offer to Purchase), the Bidder will announce to the shareholders whether or not the conditions to the Offer have been met. If the conditions have been met, the shareholders who have not responded to the Offer, who have notified the Bidder of their objection to the Offer or who have tendered their shares but have withdrawn their tender, will be entitled to tender their shares during an additional four calendar-day period after the end of the Initial Offer Period (the “Additional Offer Period”).

            IMPORTANT TAX INFORMATION

                Under U.S. federal income tax law, a shareholder whose tendered shares are accepted for payment is generally required to provide the Depositary (as payer) with the shareholder’s correct TIN on Substitute Form W-9. If a shareholder is an individual, the TIN generally is the shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to the shareholder with respect to shares purchased pursuant to the offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

                Many shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement (Internal Revenue Service Form W-8BEN, Certificate of Foreign Status), signed under penalties of perjury, attesting to that individual’s exempt status. Forms of those statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tax advisor should be consulted as to that shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

                If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the Internal Revenue Service.

            Purpose of Substitute Form W-9

                To prevent backup withholding on payments that are made to a shareholder with respect to shares purchased in the offer, each shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b), either (i) that the shareholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

            What Number to Give the Depositary

                Each shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of tendered shares. If shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the box in Part 3 of the Substitute W-9 should be checked. If the box in Part 3 is checked, the Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive until a TIN is provided to the Depositary. If the holder provides a properly certified TIN within 60 days, the Depositary will refund the withheld taxes upon the holder’s request.

                Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal and certificates and any other required documents should be sent or delivered by each shareholder or that shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the offer is:

American Stock Transfer & Trust Company

By Hand/Overnight Courier:	By Facsimile Transmission:	By Mail:
(718) 234-5001
American Stock Transfer & Trust	Confirm by Telephone:	American Stock Transfer & Trust
Company	(718) 921-8200	Company
59 Maiden Lane		59 Maiden Lane
New York, New York 10038		New York, New York 10038
Attn: Reorganization Department		Attn: Reorganization Department

                Questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the offer.

The Information Agent for the offer is:

105 Madison Avenue
New York, New York 10016
call collect (212) 929-5500
or
toll-free (800) 322-2885
E-mail: proxy@mackenziepartners.com